Exhibit 10.2

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Confirmation about the agreement regarding [***] development results /

License Agreement dated 01.01.2015 (“WP-1-Contract”)

Master Agreement for Research Services dated 01.01.2015 entitled „Rahmenvertrag für Forschungsleistungen” (“WP-3-Contract”)

TRON gGmbH, BioNTech AG and BioNTech RNA Pharmaceuticals GmbH herewith confirm their agreement regarding results related to the development of [***], including methods, processes, [***], each for bioinformatic selection processes of mutations for the vaccine design of individualized vaccines and any and all intellectual property rights relating thereto, including, without limitation, patents, copyrights or trade secrets (hereinafter together referred to as “[***] Development Results”):

1) All [***] Development Results that were created as a result of the cooperation between the entities of the BioNTech Group and TRON gGmbH (including any contribution by the Johannes-Gutenberg-Universität Mainz or the Universitätsmedizin der Johannes Gutenberg-Universität Mainz, collectively referred to as “University”) until 31.12.2014 are governed by the License Agreement dated 01.01.2015 (“WP-1-Contract”). To the extent such [***] Development Results are not claimed by BioNTech Patents or by Joint Patents as defined by sections 1.6 or 1.18 WP-1-Contract, respectively, they shall be deemed “BioNTech Development Results” as defined by section 1.3 WP-1-Contract; below section 9 relating to rights of third parties remains unaffected.

2) All [***] Developments Results that were or will be created as a result of (i) the cooperation between the entities of the BioNTech Group and TRON gGmbH or (ii) the research license according to section 3.6 WP-1-Contract, in each case as of 01.01.2015 until 31.12.2016 solely by TRON gGmbH or by TRON gGmbH together with BioNTech AG or BioNTech RNA Pharmaceuticals GmbH are governed by the Master Agreement for Research Services dated 01.01.2015 (“WP-3-Contract”). Such [***] Development Results shall be deemed “Results” as defined by section 1.3 WP-3-Contract and pursuant to section 4.2 WP-3, TRON gGmbH hereby assigns to BioNTech AG all right, title and interest in and to such Results. For the avoidance of doubt, to the extent the rights in such Results cannot be assigned pursuant to section 4.2 WP-3-Contract under applicable law, TRON gGmbH hereby grants to BioNTech AG or its respective affiliate an exclusive, perpetual and irrevocable license, with the right to grant sublicenses, under such Results.

3) TRON gGmbH confirms that, to its knowledge, the [***] Development Results created as of the date of this agreement do not comprise results to which third parties (other than the Universities, any affiliate of a party, or GANYMED Pharmaceuticals AG) have any rights (including industrial property rights and copyrights). Pursuant to section 6.2 WP-1-Contract and section 6.2 WP-3-Contract, TRON gGmbH and BioNTech AG will inform each other about industrial property rights or copyrights of third parties which they are aware of or which become known to them and which might be violated by the use of the [***] Development Results.

4) BioNTech AG grants TRON gGmbH and its affiliated entities (where TRON holds at least 50 % equity) – the affiliated entities solely for as long as those entities are so affiliated with TRON gGmbH –under the [***] Development Results (insofar deviant to section 4.1 WP-3-Contract):

(a)	A non-exclusive, non-transferable, non-sublicensable, cost-free license solely for internal, non-commercial research purposes;

and

(b)

A non-exclusive, non-transferable, non-sublicensable, cost-free, perpetual and irrevocable license for research, development and performance of diagnostic services, to the extent that these diagnostic services are provided solely to direct patient customers and medical health care centers solely for the clinical care of patients, but not to any other entities, including drug manufacturers or manufacturers of medical devices and research-based pharmaceutical companies; for the avoidance of doubt, the diagnostic services shall not include the provision of any analysis or results related to [***]identification.

TRON gGmbH shall notify BioNtech AG immediately, once it or any of its affiliates as defined above commences providing diagnostic services.

TRON gGmbH shall not use the [***] Development Results (including any improvements that include [***] Development Results) outside the scope of the licenses granted under (a) and (b) above.

5) TRON gGmbH receives one-time payments for all rights granted or transferred to BioNTech AG resp. BioNTech RNA Pharmaceuticals GmbH and all performed services by TRON gGmbH related to [***] Development Results, in addition to the royalty obligations under the WP-1-Contract and WP-3-Contract, according to the following milestones:

a)	[***] due after the transfer of the respective patent applications, including any documents related to the patent applications, within the assigned [***] Development Results.

b)

[***] due after transfer of any and all data, [***] and documents within the assigned [***] Development Results within a reasonable term determined by BioNTech of not less than 30 days; the parties shall prepare in good faith a Know-How and Material Transfer List identifying the items for such transfer, without such list being limiting in any way of the obligation, of TRON gGmbH, to transfer such [***] Development Results.

c)	[***] due after use of relevant methods and software, generated under the participation of TRON gGmbH, on at least 1,000 patients.

Additionally, BioNTech AG or BioNTech RNA Pharmaceuticals GmbH respectively takes over all external patent costs which will accrue to TRON gGmbH after the signing of this agreement. Any other costs of TRON gGmbH, that accrued in connection to the transfer of the [***] patents and patent applications until 31.08.2017, which are costs for installation, data and know-how transfer according to the aforementioned Know-How and Material Transfer List, consulting, introduction and training by TRON gGmbH, are included in the aforementioned compensation.

6) All [***] Developments Results that will be created as a result of the [***] related cooperation between the entities of the BioNTech Group and TRON gGmbH as of 01.01.2017 are governed by the WP-3-Contract. Such [***] Development Results shall be deemed “Results” as defined by section 1.3 WP-3-Contract. For the avoidance of doubt, sections 2, second sentence of 3 and -4 above shall also apply to these [***] Development Results.

7) The [***] Development Results according to above sections 1, 2 and 6 are “Confidential Information” according to the WP-1-Contract and WP-3-Contract, respectively, and TRON gGmbH shall keep them confidential, shall not disclose them (as far as not already disclosed for the purpose of the respective patent applications named under section 5 a) to third parties and shall not publish them, and shall only use them for the purposes of the licenses according to above section 4. For scientific publications, presentations and talks regarding development work, TRON will, in advance and in a timely manner, align with BioNTech and ensure, that BioNTech can prepare and file patent applications prior to such publication. Upon BioNTech´s request, TRON will exclude potentially critical information from the planned publications. Scientific publications shall be made according to international standards and scientific publication ethics under consideration of the interest of the parties involved in the [***] Development Results.

8) The parties agree to negotiate in good faith a transfer or license agreement in relation to any and all neoepitope related improvements to [***] Development Results independently developed by TRON gGmbH (alone or in cooperation with the University), under which TRON gGmbH shall transfer any and all rights, or grant an exclusive license, to BioNTech AG for such improvements.

9) The parties agree that, among the parties, this agreement takes precedence over the WP-1-Contract and the WP-3-Contract; the rights of the other parties to the WP-1-Contract and the WP-3-Contract remain unaffected.

Mainz 15.9.2016	Mainz 15.9.2016

[***]	[***]
TRON gGmbH	TRON gGmbH
[***]	[***]
Managing Director	Managing Director

Mainz 15.9.2016

[***]

BioNTech AG

[***]

Management Board

Mainz 15.9.2016

[***]

BioNTech RNA Pharmaceuticals GmbH

[***]

Managing Director

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